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                                                                                                                      Exhibit (e)(5)

          SERVICE REQUEST

                                                                                                         INCOME ADVANTAGE SELECT(SM)
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                                                                                                               AMERICAN GENERAL LIFE
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INCOME ADVANTAGE SELECT(SM) - FIXED OPTION                             MFS Variable Insurance Trust
.. Division 301 - AGL Declared Fixed Interest Account                      .  Division 722/770-G - New Discovery
INCOME ADVANTAGE SELECT(SM) - VARIABLE DIVISIONS                          .  Division 723/771-G - Research
AIM Variable Insurance Funds                                           Neuberger Berman Advisers Management Trust
(Invesco Variable Insurance Funds)                                        .  Division 725/773-G - Mid-Cap Growth
   .  Division 701/749-G - Invesco V.I. Global Real Estate                .  Division 724/772-G - Socially Responsive
   .  Division 700/748-G - Invesco V.I. International Growth           Oppenheimer Variable Account Funds
   .  Division 745/793-G - Invesco Van Kampen V.I. Growth and Income      .  Division 726/774-G - Balanced
The Alger Portfolios                                                      .  Division 727/775-G - Global Securities
   .  Division 702/750-G - Alger Capital Appreciation                  PIMCO Variable Insurance Trust
   .  Division 703/751-G - Alger Mid Cap Growth                           .  Division 728/776-G - CommodityRealReturn(TM) Strategy
American Century Variable Portfolios, Inc.                                .  Division 732/780-G - Global Bond (Unhedged)
   .  Division 704/752-G - Value                                          .  Division 729/777-G - Real Return
Dreyfus Variable Investment Fund                                          .  Division 730/778-G - Short-Term
   .  Division 706/754-G - International Value                            .  Division 731/779-G - Total Return
Fidelity Variable Insurance Products                                   Pioneer Variable Contracts Trust
   .  Division 707/755-G - Asset Manager(SM)                              .  Division 733/781-G - Mid Cap Value
   .  Division 708/756-G - Contrafund(R)                               Putnam Variable Trust
   .  Division 709/757-G - Equity-Income                                  .  Division 734/782-G - Diversified Income
   .  Division 710/758-G - Freedom 2020                                   .  Division 735/783-G - Small Cap Value
   .  Division 711/759-G - Freedom 2025                                SunAmerica Series Trust
   .  Division 712/760-G - Freedom 2030                                   .  Division 736/784-G - Aggressive Growth
   .  Division 713/761-G - Growth                                         .  Division 737/785-G - Balanced
   .  Division 714/762-G - Mid Cap                                     VALIC Company I
Franklin Templeton Variable Insurance Products Trust                      .  Division 738/786-G - International Equities
   .  Division 715/763-G - Franklin Small Cap Value Securities            .  Division 739/787-G - Mid Cap Index
   .  Division 716/764-G - Mutual Shares Securities                       .  Division 740/788-G - Money Market I
Janus Aspen Series                                                        .  Division 741/789-G - Nasdaq-100(R) Index
   .  Division 719/767-G - Enterprise                                     .  Division 742/790-G - Science and Technology
   .  Division 717/765-G - Forty                                          .  Division 743/791-G - Small Cap Index
JPMorgan Insurance Trust                                                  .  Division 744/792-G - Stock Index
   .  Division 925/926-G - Core Bond                                   Vanguard Variable Insurance Fund
   .  Division 721/769-G - International Equity                           .  Division 746/794-G - High Yield Bond
                                                                          .  Division 747/795-G - REIT Index

AGLC103296                                                                                                                   Rev1011
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AMERICAN GENERAL                                                                                   VARIABLE UNIVERSAL LIFE INSURANCE
Life Companies                                                                                                       SERVICE REQUEST

                                                                                                COMPLETE AND RETURN THIS REQUEST TO:
                                                                                                  Variable Universal Life Operations
AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")                                                PO Box 4880 . Houston, TX. 77210-4880
                                                       (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5256 . Fax: (713) 620-6653

[ ] POLICY        1. POLICY #:___________________________________   Insured: _______________________________________________________
    IDENTIFICATION
COMPLETE THIS        Address: _______________________________________________________________________________ New Address (yes) (no)
SECTION FOR
ALL REQUESTS.        Primary Owner (If other than an insured): ______________________________________________

                     Address: _______________________________________________________________________________ New Address (yes) (no)

                     Primary Owner's S.S. No. or Tax l.D. No._____________________ Phone Number: (      )__________-________________

                     Joint Owner (If applicable): ___________________________________________________________

                     Address: _______________________________________________________________________________ New Address (yes) (no)

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[ ] NAME CHANGE   2. Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary
Complete this
section if the name  Change Name From: (First, Middle, Last)                  Change Name To: (First, Middle, Last)
of one of the
Insured, Owner,      ____________________________________________________     ______________________________________________________
Payor or Beneficiary
has changed. (Please Reason for Change: (Circle One)   Marriage   Divorce     Correction   Other (Attach copy of legal proof)
note, this does not
change the Insured,
Owner, Payor or
Beneficiary
designation).

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[ ] CHANGE IN     3. INVESTMENT DIVISION                       PREM % DED % INVESTMENT DIVISION                         PREM % DED %
    ALLOCATION
    PERCENTAGES      (301) AGL Declared Fixed Interest Account ______ _____ MFS Variable Insurance Trust
Use this section to  AIM Variable Insurance Funds                           (722/770-G) New Discovery*                  ______ _____
indicate how         (Invesco Variable Insurance Funds)                     (723/771-G) Research                        ______ _____
premiums or monthly  (701/749-G) Invesco V.I. Global                        Neuberger Berman Advisers Management Trust
deductions are to be             Real Estate*                  ______ _____ (725/773-G) Mid-Cap Growth                  ______ _____
allocated. Total     (700/748-G) Invesco V.I. International                 (724/772-G) Socially Responsive             ______ _____
allocation in each               Growth*                       ______ _____ Oppenheimer Variable Account Funds
column must equal    (745/793-G) Invesco Van Kampen V.I.                    (726/774-G) Balanced                        ______ _____
100%; whole numbers              Growth and Income             ______ _____ (727/775-G) Global Securities*              ______ _____
only.                The Alger Portfolios                                   PIMCO Variable Insurance Trust
                     (702/750-G) Alger Capital Appreciation    ______ _____ (728/776-G) CommodityRealReturn(TM)
                     (703/751-G) Alger Mid Cap Growth          ______ _____             Strategy*                       ______ _____
                     American Century Variable Portfolios, Inc.             (732/780-G) Global Bond (Unhedged)          ______ _____
                     (704/752-G) Value                         ______ _____ (729/777-G) Real Return                     ______ _____
                     Dreyfus Variable Investment Fund                       (730/778-G) Short-Term                      ______ _____
                     (706/754-G) International Value*          ______ _____ (731/779-G) Total Return                    ______ _____
                     Fidelity Variable Insurance Products                   Pioneer Variable Contracts Trust
                     (707/755-G) Asset Manager(SM)             ______ _____ (733/781-G) Mid Cap Value                   ______ _____
                     (708/756-G) Contrafund(R)                 ______ _____ Putnam Variable Trust
                     (709/757-G) Equity-Income                 ______ _____ (734/782-G) Diversified Income              ______ _____
                     (710/758-G) Freedom 2020                  ______ _____ (735/783-G) Small Cap Value*                ______ _____
                     (711/759-G) Freedom 2025                  ______ _____ SunAmerica Series Trust
                     (712/760-G) Freedom 2030                  ______ _____ (736/784-G) Aggressive Growth               ______ _____
                     (713/761-G) Growth                        ______ _____ (737/785-G) Balanced                        ______ _____
                     (714/762-G) Mid Cap                       ______ _____ VALIC Company I
                     Franklin Templeton Variable Insurance Products Trust   (738/786-G) International Equities*         ______ _____
                     (715/763-G) Franklin Small Cap                         (739/787-G) Mid Cap Index                   ______ _____
                                 Value Securities*             ______ _____ (740/788-G) Money Market I                  ______ _____
                     (716/764-G) Mutual Shares Securities      ______ _____ (741/789-G) Nasdaq-100(R) Index             ______ _____
                     Janus Aspen Series                                     (742/790-G) Science and Technology          ______ _____
                     (719/767-G) Enterprise                    ______ _____ (743/791-G) Small Cap Index*                ______ _____
                     (717/765-G) Forty                         ______ _____ (744/792-G) Stock Index                     ______ _____
                     JPMorgan Insurance Trust                               Vanguard Variable Insurance Fund
                     (925/926-G) Core Bond                     ______ _____ (746/794-G) High Yield Bond                 ______ _____
                     (721/769-G) International Equity*         ______ _____ (747/795-G) REIT Index                      ______ _____
                                                                            Other:_______________________               ______ _____
                                                                                                                         100%   100%

                     * If you have the Guaranteed Minimum Withdrawal Benefit (GMWB) Rider, this investment option is designated as a
                       Restricted Fund.


AGLC103296                                                  Page 2 of 5                                                      Rev1011
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[ ] MODE OF       4. Indicate frequency and premium amount desired: $_________ Annual   $_________ Semi-Annual   $________ Quarterly
    PREMIUM
    PAYMENT/BILLING                                                 $_________ Monthly (Bank Draft Only)
    METHOD CHANGE
Use this section to  Indicate billing method desired: ______ Direct Bill _______ Pre-Authorized Bank Draft
change the billing                                                               (attach a Bank Draft Authorization Form and "Void"
frequency and/or                                                                 Check)
method of premium
payment. Note,       Start Date: ______/ ______/ ________
however, that AGL
will not bill you on
a direct monthly
basis. Refer to your
policy and its
related prospectus
for further
information
concerning minimum
premiums and billing
options.

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[ ] LOST POLICY   5. I/we hereby certify that the policy of insurance for the listed policy has been __ LOST __ DESTROYED __ OTHER.
    CERTIFICATE
Complete this        Unless I/we have directed cancellation of the policy, I/we request that a:
section if applying
for a Certificate of         ______Certificate of Insurance at no charge
Insurance or
duplicate policy to          ______Full duplicate policy at a charge of $25
replace a lost or
misplaced policy. If be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to
a full duplicate     AGL for cancellation.
policy is being
requested, a check
or money order for
$25 payable to AGL
must be submitted
with this request.

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[ ] DOLLAR COST   6. Day of the month for transfers ____________ (Choose a day of the month between 1-28)
    AVERAGING (DCA)  Frequency of transfers: _____ Monthly _____ Quarterly _____ Semi-Annually _____ Annually
    ($5,000 MINIMUM  DCA to be made from the following investment option: ___________________________________
    BEGINNING        Transfer: $_______________________ ($100 minimum, whole dollars only)
    ACCUMULATION
    VALUE)           (301) AGL Declared Fixed Interest Account $___________ MFS Variable Insurance Trust
An amount can be     AIM Variable Insurance Funds                           (722) New Discovery                         $___________
systematically       (Invesco Variable Insurance Funds)                     (723) Research                              $___________
transferred from any (701) Invesco V.I. Global Real Estate     $___________ Neuberger Berman Advisers Management Trust
one investment       (700) Invesco V.I. International Growth   $___________ (725) Mid-Cap Growth                        $___________
option and directed  (745) Invesco Van Kampen V.I.                          (724) Socially Responsive                   $___________
to one or more of          Growth and Income                   $___________ Oppenheimer Variable Account Funds
the investment       The Alger Portfolios                                   (726) Balanced                              $___________
options below. The   (702) Alger Capital Appreciation          $___________ (727) Global Securities                     $___________
AGL Declared Fixed   (703) Alger Mid Cap Growth                $___________ PIMCO Variable Insurance Trust
Interest Account is  American Century Variable Portfolios, Inc.             (728) CommodityRealReturn(TM)
not available for    (704) Value                               $___________       Strategy                              $___________
DCA. Please refer to Dreyfus Variable Investment Fund                       (732) Global Bond (Unhedged)                $___________
the prospectus for   (706) International Value                 $___________ (729) Real Return                           $___________
more information on  Fidelity Variable Insurance Products                   (730) Short-Term                            $___________
the DCA option.      (707) Asset Manager(SM)                   $___________ (731) Total Return                          $___________
NOTE: DCA is not     (708) Contrafund(R)                       $___________ Pioneer Variable Contracts Trust
available if the     (709) Equity-Income                       $___________ (733) Mid Cap Value                         $___________
Automatic            (710) Freedom 2020                        $___________ Putnam Variable Trust
Rebalancing option   (711) Freedom 2025                        $___________ (734) Diversified Income                    $___________
or GMWB Rider have   (712) Freedom 2030                        $___________ (735) Small Cap Value                       $___________
been chosen.         (713) Growth                              $___________ SunAmerica Series Trust
                     (714) Mid Cap                             $___________ (736) Aggressive Growth                     $___________
                     Franklin Templeton Variable Insurance Products Trust   (737) Balanced                              $___________
                     (715) Franklin Small Cap                               VALIC Company I
                           Value Securities                    $___________ (738) International Equities                $___________
                     (716) Mutual Shares Securities            $___________ (739) Mid Cap Index                         $___________
                     Janus Aspen Series                                     (740) Money Market I                        $___________
                     (719) Enterprise                          $___________ (741) Nasdaq-100(R) Index                   $___________
                     (717) Forty                               $___________ (742) Science and Technology                $___________
                     JPMorgan Insurance Trust                               (743) Small Cap Index                       $___________
                     (925) Core Bond                           $___________ (744) Stock Index                           $___________
                     (721) International Equity                $___________ Vanguard Variable Insurance Fund
                                                                            (746) High Yield Bond                       $___________
                                                                            (747) REIT Index                            $___________
                                                                            Other:___________________________           $___________

                     ______ INITIAL HERE TO REVOKE DCA ELECTION.


AGLC103296                                                  Page 3 of 5                                                      Rev1011
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[ ] AUTOMATIC     7. Indicate frequency: ______ Quarterly   ______ Semi-Annually   ______ Annually

    REBALANCING                     (DIVISION NAME OR NUMBER)                                 (DIVISION NAME OR NUMBER)
($5,000 minimum      ________% : ___________________________________________   _________% :_________________________________________
accumulation value)  ________% : ___________________________________________   _________% :_________________________________________
Use this section to  ________% : ___________________________________________   _________% :_________________________________________
apply for or make    ________% : ___________________________________________   _________% :_________________________________________
changes to Automatic ________% : ___________________________________________   _________% :_________________________________________
Rebalancing of the   ________% : ___________________________________________   _________% :_________________________________________
variable divisions.  ________% : ___________________________________________   _________% :_________________________________________
Please refer to the  ________% : ___________________________________________   _________% :_________________________________________
prospectus for more  ________% : ___________________________________________   _________% :_________________________________________
information on the   ________% : ___________________________________________   _________% :_________________________________________
Automatic            ________% : ___________________________________________   _________% :_________________________________________
Rebalancing Option.
Note: Automatic      _________ INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
Rebalancing is not
available if the
Dollar Cost
Averaging option has
been chosen.
Automatic
Rebalancing is
required if the GMWB
Rider has been
chosen.

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[ ] AUTHORIZATION 8. I (or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service instructions, if
    FOR TRANSACTIONS elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change
Complete this        allocations for future premium payments and monthly deductions.
section if you are
applying for or      Initial the designation you prefer:
revoking current     ______ Policy Owner(s) ONLY -- If Joint Owners, either one acting independently.
telephone or         ______ Policy Owner(s) OR Agent/Registered Representative who is appointed to represent AGL and the firm
e-service                   authorized to service my policy.
privileges.
                     AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or
                     e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

                     ______ INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
                     ______ INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.

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[ ] CORRECT AGE   9. Name of Insured for whom this correction is submitted: ____________________________________
Use this section to
correct the age of   Correct DOB: ________/________/________
any person covered
under this policy.
Proof of the correct
date of birth must
accompany this
request.

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[ ] TRANSFER OF  10.                                      (DIVISION NAME OR NUMBER)               (DIVISION NAME OR NUMBER)
    ACCUMULATED      Transfer $_______ or ______% from ____________________________________ to ____________________________________.
    VALUES
Use this section if  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
you want to transfer
money between        Transfer $_______ or ______% from ____________________________________ to ____________________________________.
divisions. The
minimum amount for   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfers is
$500.00. Withdrawals Transfer $_______ or ______% from ____________________________________ to ____________________________________.
from the AGL
Declared Fixed       Transfer $_______ or ______% from ____________________________________ to ____________________________________.
Interest Account to
a Variable Division  Transfer $_______ or ______% from ____________________________________ to ____________________________________.
may only be made
within the 60 days   Transfer $_______ or ______% from ____________________________________ to ____________________________________.
after a policy
anniversary. See     Transfer $_______ or ______% from ____________________________________ to ____________________________________.
transfer limitations
outlined in          Transfer $_______ or ______% from ____________________________________ to ____________________________________.
prospectus. If a
transfer causes the
balance in any
division to drop
below $500, AGL
reserves the right
to transfer the
remaining balance.
Amounts to be
transferred should
be indicated in
dollar or percentage
amounts, maintaining
consistency
throughout.


AGLC103296                                                  Page 4 of 5                                                      Rev1011
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[ ] REQUEST FOR  11. ________ I request a partial surrender of $ __________or ______% of the net cash surrender value.
    PARTIAL
    SURRENDER/       ________ I request a loan in the amount of $ ____________.
    POLICY LOAN
Use this section to  ________ I request the maximum loan amount available from my policy.
apply for a partial
surrender from or    Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in policy loan against  effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and
policy values. For   Variable Divisions in use.
detailed information
concerning these two _______________________________________________________________________________________________________________
options please refer
to your policy and   _______________________________________________________________________________________________________________
its related
prospectus. If       _______________________________________________________________________________________________________________
applying for a
partial surrender,
be sure to complete
the Notice of
Withholding section
of this Service
Request in addition
to this section.

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[ ] NOTICE OF    12. The taxable portion of the distribution you receive from your variable universal life insurance policy is
    WITHHOLDING      subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state
Complete this        income tax may also be required by your state of residence. You may elect not to have withholding apply by section if you have  checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you
applied for a        do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur partial surrender in penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.
Section 11.
                     Check one: ______ I DO want income tax withheld from this distribution.

                                ______ I DO NOT want income tax withheld from this distribution.

                     IF NO ELECTION IS MADE, WE ARE REQUIRED TO WITHHOLD FEDERAL INCOME TAX (IF APPLICABLE).

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[ ] AFFIRMATION/ 13. ---------------------------------------------------------------------------------------------------------------
    SIGNATURE        CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE NUMBER SHOWN ON THIS FORM IS MY CORRECT
Complete this        TAXPAYER IDENTIFICATION NUMBER AND; (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER SECTION 3406(A)(1)(C)
section for ALL      OF THE INTERNAL REVENUE CODE. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
requests.            THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                     ---------------------------------------------------------------------------------------------------------------

                     Dated at _______________________________ this _________ day of ____________________________, _________________.
                              (City, State)


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF OWNER                                     SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF OWNER                                     SIGNATURE OF WITNESS


                     X                                                      X
                     ----------------------------------------------------   --------------------------------------------------------
                     SIGNATURE OF OWNER                                     SIGNATURE OF WITNESS


AGLC103296                                                  Page 5 of 5                                                      Rev1011
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